MML SERIES INVESTMENT FUND
MML Fundamental Value Fund
Supplement dated February 1, 2023 to the
Prospectus dated May 1, 2022 and the
Summary Prospectus dated May 1, 2022
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
The information for Stephanie McGirr found under the heading Portfolio Manager(s) in the section titled Management (page 32 of the Prospectus) as well as under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 117 of the Prospectus, is hereby removed.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
L7352-22-07
FV-22-01